UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2022
 _____________________________
Medtronic plc
(Exact Name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of principal executive offices)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value per share	MDT	New York Stock Exchange
0.375% Senior Notes due 2023	MDT/23B	New York Stock Exchange
0.000% Senior Notes due 2023	MDT/23C	New York Stock Exchange
0.25% Senior Notes due 2025	MDT/25	New York Stock Exchange
0.000% Senior Notes due 2025	MDT/25A	New York Stock Exchange
2.625% Senior Notes due 2025	MDT/25B	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
3.000% Senior Notes due 2028	MDT/28A	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.00% Senior Notes due 2031	MDT/31A	New York Stock Exchange
3.125% Senior Notes due 2031	MDT/31B	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
3.375% Senior Notes due 2034	MDT/34	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.50% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
1.75% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On December 8, 2022, Medtronic plc, a public limited company organized under the laws of Ireland (the “Company”), held its 2022 Annual General Meeting of Shareholders in order to: (1) elect, by separate resolutions, eleven directors, each to hold office until the 2023 Annual General Meeting of the Company and until his or her successor is elected; (2) ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2023 and authorize, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration; (3) approve, in a non-binding advisory vote, named executive officer compensation; (4) renew the Board’s authority to issue shares; (5) renew the Board’s authority to opt out of pre-emption rights; and (6) authorize the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.

At the close of business on October 11, 2022, the record date of the Annual General Meeting, 1,330,070,251 Company ordinary shares were outstanding and entitled to vote. The holders of a total of 1,160,421,233 ordinary shares were present at the Annual General Meeting, either in person or by proxy, which total was not less than a majority of the issued and outstanding ordinary shares entitled to vote and thus constituted a quorum.

The final voting results and the votes used to determine the results for each proposal are set forth below:

1.The shareholders elected each of the eleven nominees to the Board of Directors, to hold office until the 2023 Annual General Meeting of the Company and until his or her successor is elected, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Richard H. Anderson	982,165,958	61,475,254	831,052	115,948,969
Craig Arnold	1,006,424,719	28,982,687	9,064,858	115,948,969
Scott C. Donnelly	1,023,458,233	20,095,049	918,982	115,948,969
Lidia L. Fonseca	1,027,825,711	15,881,098	765,455	115,948,969
Andrea J. Goldsmith, Ph.D.	1,040,386,088	3,158,654	927,522	115,948,969
Randall J. Hogan, III	1,034,757,456	8,853,730	861,078	115,948,969
Kevin E. Lofton	1,040,312,283	3,322,096	837,885	115,948,969
Geoffrey S. Martha	966,120,676	71,626,975	6,724,613	115,948,969
Elizabeth G. Nabel, M.D.	910,568,825	133,144,537	758,902	115,948,969
Denise M. O’Leary	953,636,260	89,936,614	899,390	115,948,969
Kendall J. Powell	939,339,071	104,313,760	819,433	115,948,969

2. The shareholders ratified, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2023 and authorized, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration.

FOR	AGAINST	ABSTAIN
1,069,480,945	89,379,651	1,560,637
3. The shareholders approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
972,415,707	69,940,489	2,116,068	115,948,969

4. The shareholders approved renewal of the Board’s authority to issue shares.

FOR	AGAINST	ABSTAIN
1,146,144,000	11,969,471	2,307,762
5. The shareholders approved renewal of the Board’s authority to opt out of pre-emption rights.

FOR	AGAINST	ABSTAIN
1,136,000,204	21,877,612	2,543,417
6. The shareholders approved authorization of the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.

FOR	AGAINST	ABSTAIN
1,129,189,149	27,068,953	4,163,131

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

Date: December 12, 2022	By	/s/ Ivan K. Fong
Ivan K. Fong
Executive Vice President, General Counsel and Secretary